EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q (the "Report") of COL China Online International, Inc. (the "Company") for the quarter ended September 30, 2008, Chi Keung Wong, the Chief Executive Officer and the Chief Financial Officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 12, 2008                /s/ Chi Keung Wong
                                         ---------------------------------------
                                         Chi Keung Wong, Chief Executive Officer
                                         and Chief Financial Officer (Principal
                                         Accounting Officer)